SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Valpey-Fisher Corporation ——————————— Name of Registrant as Specified in its Charter Name of Person Filing Proxy Statement, if other than Registrant Payment of Filing Fee (Check the appropriate box):

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VALPEY-FISHER CORPORATION
(A Maryland corporation)

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	10:00 A.M. on Thursday, May 6, 2004

PLACE	VALPEY-FISHER CORPORATION 75 South Street Hopkinton, Massachusetts 01748

ITEMS OF BUSINESS	(1) Election of seven (7) directors;
(2) Consideration of approval of an amendment to the Company’s 2003 Stock Option Plan; and
(3) Consideration of such other business as may properly come before the meeting.

RECORD DATE	You are entitled to vote if you were a stockholder at the close of business on Monday, March 29, 2004.

VOTING BY PROXY	Please fill in, sign and mail the enclosed proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. For specific instructions, please refer to the Questions and Answers beginning on page 1 of the proxy statement and the instructions on the proxy card.

By Order of the Board of Directors

John J. McArdle III Secretary

This notice of meeting and proxy statement and accompanying proxy card are being distributed on or about April 2, 2004

VALPEY-FISHER CORPORATION
75 South Street
Hopkinton, Massachusetts 01748

________________________

PROXY STATEMENT

__________________________

Annual Meeting of Stockholders

May 6, 2004

                This proxy statement contains information related to the Annual Meeting of Stockholders of Valpey-Fisher Corporation (the “Company”), to be held on Thursday, May 6, 2004, beginning at 10:00 a.m., at the offices of the Company, 75 South Street, Hopkinton, Massachusetts  01748, and at any postponements or adjournments of the meeting. The enclosed proxy is solicited by the Board of Directors.

ABOUT THE MEETING

What is the purpose of the annual meeting?

                At the Company’s annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of seven directors and consideration of approval of an amendment to the Company’s 2003 Stock Option Plan. In addition, the Company’s management will report on the performance of the Company during 2003 and respond to questions from stockholders.

What information is contained in these materials?

                The information included in this proxy statement relates to the matters to be voted on at the meeting, the voting process, the compensation of directors and the Company’s most highly paid officers, and certain other required information. The Company’s 2003 Annual Report which contains the Company’s 2003 Consolidated Financial Statements accompanies this proxy statement.

Who is entitled to vote at the meeting?

                Only stockholders of record at the close of business on the record date, March 29, 2004, are entitled to receive notice of the annual meeting and to vote the shares of Common Stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of Common Stock of the Company?

                Each outstanding share of Common Stock will be entitled to one vote on each matter to be voted upon at the meeting.

Who can attend the meeting?

                All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

What constitutes a quorum?

                The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of March 26, 2004, 4,214,315 shares of Common Stock of the Company were outstanding. It is not anticipated that the number of outstanding shares of Common Stock will change materially between March 26, 2004 and the record date, March 29, 2004.

How do I vote?

                If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

                Yes.  Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

                Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote FOR election of the nominated slate of directors (see pages 5-6) and FOR approval of the amendment to the 2003 Stock Option Plan.

                Other than the election of directors and consideration of approval of an amendment to the Company’s 2003 Stock Option Plan as described in this proxy statement, the Company does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of the nominees named in this proxy statement is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

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What vote is required to approve each item?

                The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

                For the approval of the amendment to the 2003 Stock Option Plan the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the matter will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

                If you hold your shares in “street name” through a broker or other nominee, your broker or nominee will not be permitted to exercise voting discretion with respect to approval of the amendment to the 2003 Stock Option Plan. Thus, if you do not give your broker or nominee specific instructions, your shares will not be voted on that matter and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

COMMON STOCK OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                Set forth in the table below is information concerning the ownership as of March 26, 2004 of the Common Stock of the Company by persons who, to the knowledge of the Board of Directors, own more than 5% of the outstanding shares of Common Stock of the Company. The table also shows information concerning beneficial ownership by all other directors, by each nominee for director, by each of the executive officers of the Company and by all directors and executive officers as a group. Unless otherwise indicated, the beneficial owners have sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner	Amount Beneficially Owned		Percentage of Class

John J. McArdle III P.O. Box 4100 Portsmouth, NH 03802	339,043	(1)(2)	8.0%

Mary R. and	311,100		7.4%
Emile Vaccari
508 40th Street
Union City, NJ 07087

Robert W. Valpey Route 25 P.O. Box 249 Center Harbor, NH 03226	290,254	(1)(3)	6.9%

Ted Valpey, Jr P.O. Box 4100 Portsmouth, NH 03802	1,041,552		24.9%

Other Directors, Nominees and Executive Officers

Richard W. Anderson	127,500	(4)	3.0%
Michael J. Ferrantino	189,615	(5)	4.4%
Eli Fleisher	150,000	(6)	3.6%
Lawrence Holsborg	157,400		3.8%
Robert W. Muir, Jr	4,900		less than 1%
Mario Alosco	0		—
Michael J. Kroll	44,654	(7)	1.1%

Directors and Executive
Officers as a Group
(consisting of 8	2,049,664	(1-2)(4-8)	47.8%
individuals)

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______________________________

(1)	Includes 150,000 shares, as to which each of Mr. Robert Valpey and Mr. McArdle disclaims beneficial ownership, held by a trust of which each is one of three trustees.
(2)	Includes 53,625 shares owned by Mr. McArdle’s wife as to which he disclaims beneficial ownership.
(3)	Includes 1,500 shares jointly owned by Mr. Robert Valpey’s wife
(4)	Includes 127,500 shares of Common Stock held by Massachusetts Capital Resource Company (“MCRC”) as to which Mr. Anderson disclaims beneficial ownership. By virtue of his position as Senior Vice President of MCRC, Mr. Anderson has shared power to vote the shares of the Company owned by MCRC.
(5)	Includes 100,000 shares issued under a restricted stock agreement. The restrictions on the shares expire at the rate of 20% per year commencing on October 23, 2003. Includes 64,615 shares issuable upon exercise of currently exercisable stock options.
(6)	Includes 2,250 shares owned by Mr. Fleisher’s wife as to which he disclaims beneficial ownership.
(7)	Includes 20,050 shares jointly owned by Mr. Kroll’s wife and 11,204 shares issuable upon exercise of currently exercisable stock options.
(8)	Includes 75,819 shares issuable upon exercise of currently exercisable stock options.

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1.  ELECTION OF DIRECTORS

Nominees

                Seven directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting and until his successor is elected and qualified. Except for Mario Alosco, each of the nominees set forth below was elected a director at the last Annual Meeting of Stockholders and has served continuously since the year he was first elected.

                The following table sets forth certain information furnished to the Company regarding the persons who are nominees for election as directors of the Company:

Name of Nominee	Principal Occupation for Past Five Years	Year First Elected Director	Age

Mario Alosco	President/Founder of	—	50
	Mosaic Management Solutions (executive search consultants) since January 2002. From prior to 1999 to January 2002 Business Unit Manager of the Executive Staffing Group of Acterna Corporation.

Richard W. Anderson	Senior Vice President of	2000	56
	Massachusetts Capital Resource Company (a private investment company) from prior to 1999.

Eli Fleisher	Investor since prior to 1999.	1977	76

Michael J. Ferrantino	President and Chief Executive	2002	61
Officer of the Company since
September 30, 2002. From
January 2002 until September
2002, President of the Micro
Networks Division
(manufacturer of high
performance frequency and filter
components and subsystems) of
Integrated Circuit Systems, Inc.;
from prior to 1999 until January
2002, President and Chief
Executive Officer of Micro
Networks Corporation; from
April 2000 to January 2002,
Chairman of the Board of Micro
	Networks Corporation.

Lawrence Holsborg	Investor since prior to 1999.	1986	70

John J. McArdle III	Private Investor since November,	1992	54
	2001; Chief Executive Officer of MetroWest Bank from prior to 1999 to October, 2001; Secretary of the Company since prior to 1999.

Ted Valpey, Jr.	Investor; Chairman of the Company	1980	71
	since prior to 1999; Chief Executive Officer and President of the Company from prior to 1999 to September 30, 2002.

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Other Directorships

                Except as set forth below none of the directors or nominees is a director of any company (other than the Company) which is subject to the reporting requirements of the Securities Exchange Act of 1934 or which is a registered investment company under the Investment Company Act of 1940.

Name	Director of

Richard W. Anderson	Providence and Worcester Railroad Company

Section 16(a) Beneficial Ownership Reporting Compliance

                Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and holders of more than 10% of the Company’s Common Stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of the Company’s securities. The Company believes that, during 2003, its directors, executive officers and 10% shareowners complied with all Section 16(a) filing requirements, except Robert W. Muir, Jr., a current director who is not standing for re-election, filed two delinquent report reporting three transactions for the sale of an aggregate of 16,300 shares of the Company’s common stock. In making this statement, the Company has relied upon examination of the copies of Forms 3, 4 and 5 provided to the Company and the written representations of its directors, executive officers and stockholders.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Independence of Directors

                After the upcoming annual meeting, assuming all of the nominees are elected, the Board will consist of seven directors, four of whom the Board has affirmatively determined have no relationship with the Company or its subsidiaries which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are independent, as defined in the applicable American Stock Exchange (“AMEX”) Listing Standards. The four independent directors will be Mario Alosco, Richard W. Anderson, Eli Fleisher, and Lawrence Holsborg.

Board Structure and Committee Composition

                The Board maintains four standing committees:  the Audit, Compensation, Executive and  Nominating Committees. The Audit, Nominating and Compensation Committees will, as of immediately after the 2004 Annual Meeting of Stockholders, be composed entirely of independent directors as defined in the AMEX Listing Standards. Members of the Audit Committee as of immediately after the 2004 Annual Meeting of Stockholders will each meet the enhanced independence standards for audit committee members.

                During fiscal 2003, the Board held six meetings.  Each director attended at least 75% of all Board meetings and meetings of committees of which such director was a member. Directors are expected to attend the Company’s annual meetings of stockholders. All current directors attended the last annual meeting of stockholders in May, 2003.

Audit Committee

                The Audit Committee has been established in accordance with Section 3(a)(58)A of the Securities Exchange Act of 1934 as amended. The Audit Committee is responsible for retaining, evaluating and, if appropriate, terminating the Company’s independent auditors. The Audit Committee assists the Board in oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements. In addition, the Committee renders its report for inclusion in the Company's annual proxy statement.

                The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The Audit Committee held two meetings in fiscal year 2003. The current members of the Audit Committee are Richard W. Anderson, Lawrence Holsborg and Robert W. Muir, Jr. The Board has determined that Richard W. Anderson is an audit committee financial expert.

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                The report of the Audit Committee is included in this proxy statement on page 10. The charter of the Audit Committee is included in this proxy statement as Appendix A.

Compensation Committee

                The Compensation Committee assists the Board in discharging its responsibilities relating to compensation of the Company’s Chief Executive Officer and other executives. The Committee also renders its report on executive compensation for inclusion in the Company’s annual proxy statement. In addition, the Committee reviews and recommends to the Board of Directors the Company’s Management Incentive Plan and reviews and recommends to the Board of Directors option grants pursuant to the Company’s Stock Option Plans.

                The Compensation Committee held two meetings in fiscal year 2003. The current members of the Compensation Committee are Eli Fleisher, Lawrence Holsborg and John J. McArdle III.

                The report of the Compensation Committee is included in this proxy statement on page 15. The charter of the Compensation Committee is included in this proxy statement as Appendix B.

Executive Committee

                The Executive Committee has all authority of the Board of Directors except that which by law cannot be delegated by the Board of Directors. The Executive Committee consists of Richard W. Anderson, Michael J. Ferrantino, John J. McArdle III, Robert W. Muir, Jr. and Ted Valpey, Jr. During fiscal 2003 the Executive Committee did not meet.

Nominating Committee

                The Nominating Committee reviews and makes recommendations to the Board regarding potential candidates for nomination as director. It assists the Board in fulfilling its responsibilities by identifying individuals qualified to become directors and selecting, or recommending that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the stockholders, and advising the Board and the committees of the Board regarding their membership.

                The Nominating Committee held one meeting in fiscal year 2003. The current members of the Nominating Committee are Lawrence Holsborg, John J. McArdle III and Ted Valpey, Jr.

                The charter of the Nominating Committee is included in this proxy statement as Appendix C.

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Nomination of Directors

                The Nominating Committee of the Company considers candidates for director proposed by directors, the Chief Executive Officer and stockholders. Potential candidates are screened and interviewed by the Nominating Committee. All members of the Board may interview the final candidates. The same identifying and evaluating procedures apply to all candidates for directors nomination, including candidates submitted by stockholders.

                The Company’s general criteria for the nomination of director candidates include the following:

•	the candidates’ personal and professional ethics, integrity and values,
•	mature judgment,
•	management, accounting, finance, industry and technical knowledge,
•	demonstrated skills in his/her area of present or past professional or business responsibility,
•	an ability to work effectively with others,
•	sufficient time to devote to the affairs of the Company,
•	freedom from conflicts of interest.

Stockholder Nominees

                The Nominating Committee will consider director candidates recommended by stockholders.  Any candidates  proposed by stockholders for consideration by the Nominating Committee should include the candidate’s name and qualifications for Board membership and should be addressed to:

Chair Nominating Committee c/o Secretary Valpey-Fisher Corporation 75 South Street Hopkinton MA 01748

                Mario Alosco has been nominated for election as a director at the upcoming 2004 Annual Meeting. He was recommended to the Nominating Committee by Michael J. Ferrantino, Chief Executive Officer and a director of the Company.

Director Compensation

                Each outside director is paid an annual director’s fee of $2,500 plus $750 for each meeting of the Board of Directors attended. Each outside director who is a member of a Committee is paid $750 for each Committee meeting attended and not held on the same day as a meeting of the Board of Directors. For Committee meetings held on the same day as meetings of the Board of Directors, each outside director is paid for attendance at the rate of $350 per Committee meeting. Subject to approval by stockholders at this Annual meeting, the Company’s Board of Directors has approved an amendment to the Company’s 2003 Stock Option Plan to provide that directors who are not employees will be eligible to be granted options under the 2003 Stock Option Plan.

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Communications with the Board

                You can contact the Board or any director by writing to the Board or any director addressed to the Board or such director:

c/o Secretary Valpey-Fisher Corporation 75 South Street Hopkinton MA 01748

                The Secretary will promptly forward any communication unaltered to the Board or the director.

AUDIT COMMITTEE REPORT

                                The Audit Committee has reviewed the Company’s audited consolidated financial statements for the year ended December 31, 2003 and discussed such statements with management and the Company’s independent auditors, Grant Thornton LLP. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

                                The Audit Committee has discussed with Grant Thornton LLP the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee received from Grant Thornton LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence.

                                Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Richard W. Anderson, Chairman Lawrence Holsborg Robert W. Muir, Jr.

March 15, 2004

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Principal Accountant Fees and Services

Audit Fees. Audited fees billed to the Company by Grant Thornton LLP for the audit of the Company’s financial statements for the years ended December 31, 2003 and 2002 and for the review of the Company’s financial statements included in the Company’s 2003 Quarterly Reports on Form 10-Q amounted to $74,500 for 2003 and $50,000 for 2002.

Audit fees billed to the Company by its prior auditors, Deloitte & Touche LLP, for the review of the Company’s financial statements included in the Company’s 2002 Quarterly Reports on Form 10-Q amounted to $12,200.

Audit Related Fees. Audit related fees billed during 2003 to the Company by Grant Thornton LLP for services related to regulatory filings for the acquisition of MF Electronics Corp. amounted to $2,500. There were no audit related fees billed to the Company by Grant Thornton LLP or Deloitte & Touche LLP during 2002.

Tax Fees. Tax fees billed during 2003 to the Company by Grant Thornton LLP for review of tax returns and tax advice amounted to $3,500. Tax fees billed during 2002 to the Company by Grant Thornton LLP for tax advice amounted to $750

All Other Fees.  No other fees were incurred or billed to the Company by Grant Thornton LLP during the years ended December 31, 2003 and 2002.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Committee to pre-approve the engagement of the independent auditors when the entire Committee is unable to do so. The Chairman must report such pre-approvals to the entire Audit Committee at the next committee meeting. In 2003, all audit related fees and tax fees were approved by the Audit Committee.

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EXECUTIVE COMPENSATION

Executive Compensation

                The Summary Compensation Table below sets forth compensation information for each of the Company’s last three fiscal years for the CEO and the other named officers.

SUMMARY COMPENSATION TABLE

	Annual Compensation(1)(2)				Long Term Compensation Awards

Name and Principal Position	Year	Salary	Bonus		Restricted Stock Awards($)		Securities Underlying Options/SARs(#)	All Other Compensation($)(3)

Ted Valpey, Jr	2003	$80,000	$0		$0		0	$2,460
(CEO and President	2002	67,700	0		0		0	2,100
until 9/30/02 and Chairman)(4)	2001	80,000	0		0		0	3,846

Michael J. Ferrantino	2003	200,000	0	(7)	0		0	40,606
(President and	2002	51,539	175,000		290,000	(6)	200,000	11,310
Chief Executive Officer
since 9/30/02) (5)

Michael J. Kroll	2003	111,500	0	(8)	0		0	3,536
(Vice President,	2002	111,500	0		0		0	3,552
Treasurer and Chief Financial	2001	111,500	0		0		0	5,211
Officer)

_____________________________

(1)	For 2001, the Company maintained a Management Incentive Plan which provided cash payments to key managers of the Company based on the achievement of the Company’s budget and includes sales, gross margin and operating income goals. The Company paid no amounts to any of the named officers pursuant to the Management Incentive Plan in 2001. There was no Management Incentive Plan in effect for 2002 or 2003.

(2)	The above table does not include any amounts for personal benefits because, in any individual case, such amounts do not exceed the lesser of $50,000 or 10% of such individual’s cash compensation.

(3)	Represents amounts allocated under the Company’s Profit Sharing 401(k) Plan, and as to Mr. Ferrantino, also includes life insurance premiums of $34,608 in 2003 and $11,370 in 2002.

(4)	The Company has reimbursed Mr. Valpey since prior to 2001 at the rate of $5,000 per month for office, secretarial and other business expenses.

(5)	Mr. Ferrantino was elected President and Chief Executive Officer of the Company effective September 30, 2002. The 2002 salary shown for Mr. Ferrantino is the amount paid or accrued from September 30, 2002 through December 31, 2002. Mr. Ferrantino’s annual base salary is $200,000. The $175,000 2002 bonus payment was a tax-offset bonus relating to the granting of 100,000 shares of Restricted Stock to Mr. Ferrantino pursuant to a restricted stock agreement described in (6) below.

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(6)	On December 19, 2002, Mr. Ferrantino received an award of 100,000 shares of Restricted Stock pursuant to a Restricted Stock Agreement dated December 19, 2002. The award vests, contingent on continued employment with the Company, at the rate of 20% per year beginning October 23, 2003. The awards may become vested sooner upon death or certain defined “change of control” transactions. The dollar amount for Restricted Stock in the above table represents the fair market value of the shares subject to the award on the date the award was made, net of the amount of $.05 per share paid by Mr. Ferrantino in connection with the issuance of the shares. As of December 31, 2003 the total number and value of Mr. Ferrantino’s unvested restricted stock holdings based upon the closing market price of the Company’s Common Stock as such date was 80,000 shares valued at $247,200. Dividends are paid with respect to unvested restricted shares at the same rate and time as dividends, if any, are paid on outstanding Company shares of Common Stock generally.

(7)	In February 2004 Mr. Ferrantino received a performance bonus for 2003 consisting of $40,305 in cash and options granted under the 1999 Stock Option Plan of the Company to purchase 20,000 shares of Common Stock of the Company at an exercise price of $.05 per share.

(8)	In February 2004 Mr. Kroll received a 2003 bonus consisting of $7,053 in cash and options granted under the 1999 Stock Option Plan of the Company to purchase 3,500 shares of Common Stock of the Company at exercise price of $.05 per share.

Arrangement with Michael J. Ferrantino

                                The Company has an arrangement with Mr. Ferrantino which provides that (i) in the event of the sale of the Company prior to September 2007 the Company will pay him severance equal to two years’ base salary if he is not employed by the buyer as President and Chief Executive Officer  and (ii) in the event of the sale of the Company the vesting of the options granted to him in 2002 will be accelerated.

Option Grants in Last Fiscal Year

                The following table sets forth information regarding grants of stock options to the named officers during the 2003 fiscal year.

Name	Number of Securities Underlying Options Granted	% of Options Granted to Employees during Fiscal Year	Exercise Price/ Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Terms

5% per year 10% per year

Ted Valpey, Jr	-0-	-0-	$-0-	—	$—	$—
Michael J
Ferrantino	-0-	-0-	-0-	—	—	—
Michael J. Kroll	25,000	29	2.62	6/26/13	$ 41,193	$ 104,390

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Aggregate Option Exercises in the Fiscal Year Ended December 31, 2003 and
Fiscal Year End Option Values

                The following table sets forth exercise activity in the last fiscal year and the fiscal year-end option values with respect to the named officers.

	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at 12/31/03		Values of Unexercised In-the-Money Options at 12/31/03(2)

Name			Exercisable	Unxercisable	Exercisable	Unxercisable

Ted Valpey, Jr	-0-	-0-	-0-	-0-	-0-	-0-
Michael J
Ferrantino	-0-	-0-	64,615	135,385	-0-	-0-
Michael J. Kroll	-0-	-0-	11,204	31,000	$ 2,513	$ 1,175

__________________________________

(1)	Calculated by determining the difference between the exercise price and the closing price on the date of exercise.
(2)	Calculated by determining the difference between the exercise price and the closing price on December 31, 2003.

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EXECUTIVE COMPENSATION REPORT OF THE
COMPENSATION COMMITTEE

                The Compensation Committee (the “Committee”) of the Board of Directors consists of three non-employee directors, Eli Fleisher, Lawrence Holsborg, and John J. McArdle, III

                The Committee recommends to the Board of Directors the compensation for the Chairman and CEO and approves the CEO’s compensation recommendations for the other executive officer. In addition, the Committee reviews and recommends the Management Incentive Plan to the Board and recommends option grants to the Board of Directors pursuant to the Company’s Stock Option Plans.

Compensation Policy for Executive Officers

                The Committee’s policy is that the Company’s executive officers should be paid a salary commensurate with their responsibilities, should receive short-term incentive compensation in the form of a bonus plan based upon achievement of performance goals, and should receive long-term incentive compensation in the form of stock options. No Management Incentive Plan was in effect 2003. However in February 2004, the Committee recommended to the Board for its approval a bonus recommended by the Chief Executive Officer for Michael J. Kroll consisting of cash of $7,053 and options to purchase 3,500 shares of Common Stock at an exercise price of $.05 per share.

                The policy with respect to the salary of the executive officer other than the Chairman and CEO is that it should be in an amount recommended by the CEO, and the current salary of such executive officer is in the amount so recommended. The considerations entering into the determination by the CEO of the salary for the named executive which he recommended to the Committee in 2003 were his subjective evaluation of the ability and past performance of the executive and his judgment of his potential for enhancing the profitability of the Company. The CEO advised the Committee that, in his subjective judgment based on his experience and knowledge of the marketplace, the salary of such executive officer was reasonable and proper in light of the duties and responsibilities of such executive as were the options granted to such executive officer.

                The Committee’s policy generally is to review stock options requests from the CEO to executives and other key employees under the Company’s Stock Option Plans (the “Option Plans”) and make recommendations to the Board of Directors, which will vote on the matter. The requests of the CEO for option grants reflect the subjective judgment of the CEO of the performance of employees and the potential benefit to the Company from the grant of this form of incentive compensation. In recommending option grants the CEO, among other things, considers the amount and terms of options granted in the past. The options granted to Mr. Kroll were in the amount recommended by the CEO.

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                Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the CEO and other named executive officers. Because of the range of compensation paid to its executive officers, the Committee has not established any policy regarding annual compensation to such executive officers in excess of $1,000,000.

Compensation of the CEO in 2003

                In connection with the employment in September 2002 of Mr. Ferrantino as President  and CEO, the Compensation Committee recommended, and the Board of Directors approved a 2003 annual base salary for Mr. Ferrantino of $200,000 and a performance bonus of 50% of base salary based upon a set of objectives determined by the Board of Directors beginning for the 2003 calendar year. The 2003 objectives were met and in February 2004 the Committee recommended, and the Board approved, a 2003 performance bonus for Mr. Ferrantino of $40,305 in cash and options granted under the 1999 Stock Option Plan of the Company to purchase 20,000 shares of Common Stock of the Company at an exercise price of $.05 per share.

                The Committee determined that the base salary and bonus were reasonable, were within the range of competitive compensation practice and were justified given the importance of having an experienced and well qualified Chief Executive Officer to succeed Mr. Valpey.

Eli Fleisher Lawrence Holsborg John J. McArdle III
Compensation Committee

March 15, 2004

Compensation Committee Interlocks and Insider Participation

                 Mr. Holsborg was President of Matec Fiberoptics Inc., a subsidiary of the Company, prior to 1989.

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PERFORMANCE GRAPH

                The graph below compares the cumulative total shareholder return on the Company’s Common Stock with the cumulative total return of the American Stock Exchange Index, and a peer index (“Peer Group”) made up of 35 companies in the electronic components manufacturing business, for the five years beginning December 31, 1998 and ending December 31, 2003 (assuming the investment of $100 on December 31, 1998, and the reinvestment of all dividends).

Company Name / Index	Base Period: Dec98	Dec99	Dec00	Dec01	Dec02	Dec03
VALPEY FISHER CORP	100	166.67	246.74	166.55	112.68	127.07
AMERICAN STOCK EXCHANGE INDEX	100	127.28	130.30	123.02	119.65	170.33
PEER GROUP	100	152.92	125.45	69.27	51.06	88.12

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2.  APPROVAL OF AMENDMENT TO THE VALPEY-FISHER CORPORATION
2003 STOCK OPTION PLAN

                At this Annual Meeting, stockholders will be asked to approve an amendment to the Company’s 2003 Stock Option Plan (the “2003 Plan”) to provide that directors who are not employees are eligible to be granted options under the 2003 Plan.

                The Board of Directors believes it to be in the best interest of the Company to approve this amendment to the 2003 Plan to have available options to attract and retain the services of individuals of outstanding abilities and specialized skills to serve as non-employee directors of the Company. Accordingly, the Board of Directors has approved this amendment to the 2003 Plan, subject to approval by stockholders, and recommends that the stockholders approve such 2003 Plan as amended.

                The full text of the 2003 Plan, as amended, is attached to this Proxy Statement as Appendix D. The following is a summary of the major provisions of the 2003 Plan as amended and is qualified in its entirety by the full text of the Plan.

Purpose of the Plan

                The 2003 Plan is intended to expand and improve the profitability and prosperity of the Company for the benefit of its stockholders by permitting the Company to grant to officers of, other key employees of, directors of, and consultants and advisors to, the Company and its subsidiaries, options to purchase shares of the Company’s Common Stock.

Stock Subject to the Plan

                There are reserved for issuance upon the exercise of options granted under the 2003 Plan an aggregate of 200,000 shares of Common Stock of the Company, par value $.05 per share. To date, no options have been granted under the 2003 Plan. If any options granted expire or terminate without being exercised, the shares covered thereby will be added back to the shares reserved for issuance. The 2003 Plan contains certain anti-dilution provisions relating to the stock dividends, stock splits and the like.

Administration of the Plan

                The 2003 Plan will be administered, as determined by the Board of Directors, by (i) the Board of Directors or (ii) a designated committee appointed by the Board of Directors consisting of members of the Board each of whom shall be a non-employee director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the “Plan Administrator”). The Plan Administrator will have the full power to grant options (“Options”), to determine the persons eligible to receive Options, and to determine the amount, type and terms and conditions of each Option.

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                The Plan Administrator may permit the voluntary surrender of all or a portion of an Option granted under the 2003 Plan to be conditioned upon the granting to the participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such participant. Such new Option shall be exercisable at the price, during the period and in accordance with any other terms or conditions specified by the Plan Administrator at the time the new Option is granted, all determined in accordance with the provisions of the 2003 Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

Eligibility

                Options may be granted to officers of, other key employees of, directors of, and consultants and advisors to the Company or a subsidiary of the Company (presently approximately 20 in number).

                No determination has yet been made, assuming the 2003 Plan is approved, as to the officers and other employees, directors, consultants or advisors to whom Options will be granted in the future or as to the total number of officers and other employees, directors, consultants or advisors who may be selected in the future to receive options under the 2003 Plan. One or more Options may be granted under the 2003 Plan to any present or future officer, employee or director of, or consultant or advisor to the Company or one of its subsidiaries.

                Both Incentive Stock Options (as defined in the Internal Revenue Code of 1986) and Non-Qualified Options may be granted under the 2003 Plan. Incentive Stock Options may be granted only to officers and other key employees, but Non-Qualified Options may be granted to officers and employees as well as to directors who are not employees, consultants and advisors. The two types of Options differ primarily in the tax consequences relating to the exercise and disposition of shares acquired pursuant to the Options. See “Federal Income Tax Consequences” below.

Option Price

                The purchase price of each share of Common Stock under Options will be established by the Plan Administrator, provided, however, that in the case of an Incentive Stock Option the exercise price will not be less than the fair market value of the Common Stock at the time of the grant of such Option.

                The exercise price is to be paid in full at the time of exercise (i) in good funds, or (ii) if the Plan Administrator determines at the time of grant, by delivery of shares of Common Stock of the Company (valued at their then fair market value), or (iii) if the Plan Administrator determines and subject to any restrictions or conditions as it deems appropriate, by electing to have the Company withhold from the shares issuable upon exercise of the Option such number of shares of Common Stock as shall have an aggregate fair market value on the date of exercise equal to the exercise price, or (iv) by a combination of (i) and (ii) or (i) and (iii) above.

                The last sale price of the Common Stock of the Company reported on the American Stock Exchange composite tape on March 23, 2004 was $3.20 per share.

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Term of Option

                Each Option shall expire on such date as the Plan Administrator shall determine, provided, that in no event shall an option be exercisable after the expiration of ten (10) years from the grant thereof.

Exercise of Options

                Each Option shall be exercisable as to all or any part of the shares subject thereto at such times as the Plan Administrator may determine. The Plan Administrator, subsequent to the grant of an Option, may accelerate the date or dates on which the Option may be exercisable.

Early Termination of Options

                If an optionee voluntarily quits or is discharged for cause, his or her Options terminate immediately. The estate of a deceased optionee may exercise the decedent’s Options within three months after the death, to the extent exercisable at the time of death. If an Optionee is disabled, his or her Options may be exercised within one year thereafter, to the extent exercisable at the time of the disability. In case of discharge without cause, the Optionee may exercise his or her Options within three months thereafter, to the extent exercisable at the date of discharge.

Amendments to the Plan

                The Board of Directors may at any time terminate or modify or suspend the 2003 Plan, provided that no such termination, modification or suspension shall adversely affect any rights or obligations of the participants holding any Option previously granted, and further provided that no such modification, without the approval of the stockholders to the extent such approval is required by applicable law, regulation or rule, shall (i) modify the eligibility requirements for participation, or (ii) increase the maximum number of shares as to which options may be granted.

Term of the Plan

                The 2003 Plan will terminate on February 25, 2013 and no options may be granted under the 2003 Plan after that date.

Federal Income Tax Consequences

                The following is a brief summary of the Federal income tax aspects of grants under the 2003 Plan. The summary is not intended to be exhaustive and does not describe state or local tax consequences.

                Upon the grant of a Non-Qualified Option, no income will be realized by the optionee. Upon exercise, ordinary income will generally be realized by the optionee in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price, and the Company will be entitled to a corresponding tax deduction. Upon disposition of the shares, appreciation or depreciation after the date of exercise will be treated as short-term or long-term capital gain or loss to the optionee, depending upon how long the shares have been held. Generally, the Company is required to withhold for income and payroll tax purposes upon exercise, or otherwise ensure that the amount of tax required to be withheld is remitted by the optionee to the Company.

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                No tax consequences result from the grant of an Incentive Stock Option, or, except as provided below, from its exercise by the optionee, and except as put forth below, the Company is not entitled to any deduction thereupon. The optionee will realize long-term capital gain or loss upon the sale of shares, measured by the difference between the sale price and the option price, provided the shares are held for more than two years after the grant of the incentive stock option and one year after the date of exercise. If the shares are disposed of prior to such time, (a so-called “disqualifying disposition”) the optionee must treat as ordinary income the difference between the option price and the lesser of the fair market value of the shares on the exercise date or the amount realized in case of a sale or exchange. Any remaining gain or loss will be treated as short-term or long-term capital gain or loss, depending upon how long the shares have been held. An amount equal to the ordinary income recognized by the optionee upon such disposition will be deductible by the Company at such time. For purposes of calculating the optionee’s alternative minimum tax, if any, the difference between the fair market value of the shares subject to the incentive stock option determined on the date of exercise and the option price generally constitutes an item of adjustment.

                The Internal Revenue Service and the Treasury Department have announced that they are considering the application of payroll and income withholding tax to the exercise of Incentive Stock Options and the disposition of shares acquired pursuant to Incentive Stock Options prior to the expiration of the two year and one year period referred to above.

                However until further guidance, payroll tax and income tax withholding will not apply with regard to exercises of Incentive Stock Options or the disposition of shares acquired in connection with any such exercise. Optionees will still be required to include compensation in income upon a disqualifying disposition of shares acquired upon the exercise of an Incentive Stock Option as described above.

                If upon the exercise of a Non-Qualified Option or an Incentive Stock Option all or a portion of the option price is satisfied either by delivery to the Company of shares previously acquired by the optionee or by a direction to the Company by the optionee to withhold shares otherwise issuable upon exercise, the timing, character and amount of income that will be recognized by the optionee, and the tax deduction available to the Company, may be other than as discussed above.

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Equity Compensation Plan Information

                The following table presents information as of December 31, 2003 regarding the number of shares of the Company’s Common Stock that may be issued under the Company’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)

Equity compensation plans approved by security holders (1)	578,438	$ 3.41	293,166
Equity compensation plans not approved by security holders (2)	-0-	-0-	-0-

________________________________

(1)	Includes the 2003, 2001, 1999 and 1992 Stock Option Plans.

(2)	Does not include 100,000 shares of Restricted Stock awarded pursuant to the Restricted Stock Agreement dated December 19, 2002 between Mr. Ferrantino and the Company.

Material Feature of Restricted Stock Agreement between the Company and Mr. Ferrantino Not Approved by Shareholders

                As an inducement to becoming an employee of the Company, pursuant to a Restricted Stock Agreement dated December 19, 2002 between the Company and Michael J. Ferrantino, a director and President and Chief Executive Officer of the Company, the Company issued 100,000 shares of Common Stock (the “Restricted Stock”) to Mr. Ferrantino for a purchase price of $.05 per share or an aggregate purchase price of $5000. Pursuant to the Restricted Stock Agreement, the Restricted Stock may not be sold, transferred, encumbered or otherwise disposed of for a period of five years from October 23, 2002 except that such restrictions will terminate at the rate of 20% of the Restricted Stock per year commencing on October 23, 2003. In addition, the restrictions shall terminate as to an additional 20% of the Restricted Stock upon the death of the employee after October 23, 2003 or entirely upon a change in control defined to include ownership of 70% or more of the outstanding Common Stock of the Company by anyone other than Ted Valpey Jr. or certain mergers or reorganizations of the Company. The Restricted Stock Agreement was not submitted to stockholders for approval.

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3.  OTHER MATTERS

Audit and Related Matters

                The Board of Directors has selected Grant Thornton LLP, independent certified public accountants, as auditors of the Company for 2004.

                The consolidated financial statements of the Company and its subsidiaries included in the Annual Report to Stockholders for the fiscal year ended December 31, 2003 were examined by Grant Thornton LLP. Representatives of Grant Thornton LLP are expected to attend the meeting with the opportunity to make a statement if they desire. It is expected that such representatives will be available to respond to appropriate questions from stockholders.

                Effective November 6, 2002, the Registrant dismissed Deloitte & Touche LLP (“D&T”) as independent accountants and appointed Grant Thornton LLP (“GT”) as independent accountants for the Company. The Company’s Audit Committee approved these changes and recommended them to the Board of Directors. The Company’s Board of Directors approved the changes.

                During the Company’s 2001 and 2000 fiscal years and the subsequent interim period preceding D&T’s dismissal, there were no disagreements between D&T and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make a reference to the subject matter of the disagreements in their report on financial statements for such year. During such period, there were no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.

                The reports of D&T on the Company’s consolidated financial statements as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

                During the Company’s 2001 and 2000 fiscal years and through November 6, 2002, the Company did not consult with GT with respect to the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

                 Each of D&T and GT has informed the Company that it does not believe that the statements made in this Proxy Statement by the Company with respect to the change in accountants are incorrect or incomplete.

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Additional Information

                The cost of solicitation of Proxies will be borne by the Company. If necessary to ensure satisfactory representation at this meeting, Proxies may be solicited to a limited extent by telephone or personal interview by officers and employees of the Company. Such solicitation will be without cost to the Company, except for actual out-of-pocket communication charges. Brokerage houses, banks, custodians, nominees and fiduciaries are being requested to forward the proxy material to beneficial owners and their reasonable expenses therefor will be reimbursed by the Company.

Stockholder’s Proposals

                From time to time shareholders present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Shareholders who intend to present proposals at the 2005 Annual Meeting, and who wish to have such proposals included in the Company’s Proxy Statement for the 2005 Annual Meeting, must be certain that such proposals are received by the Company’s Secretary at the Company’s executive offices, 75 South Street, Hopkinton, Massachusetts 01748, not later than November 29, 2004. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement. Shareholders who intend to present a proposal at the 2005 Annual Meeting but who do not wish to have such proposal included in the Company’s Proxy Statement for such meeting must be certain that notice of such proposal is received by the Company’s Secretary at the Company’s executive offices not later than February 12, 2005.

By Order of the Board of Directors

John J. McArdle III Secretary

March 29, 2004

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                                Upon the written request of any stockholder of the Company, the Company will provide to such stockholder a copy of the Company’s Annual Report on Form 10-K for 2003, including the financial statements and the schedules thereto, filed with the Securities and Exchange Commission. Any such request should be directed to Secretary, Valpey-Fisher Corporation, 75 South Street, Hopkinton, Massachusetts  01748. There will be no charge for such report unless one or more exhibits thereto are requested, in which case the Company’s reasonable expenses of furnishing such exhibits may be charged.

                                All stockholders are urged to fill in, sign and mail the enclosed Proxy promptly whether or not you expect to attend the meeting. If you are mailing your Proxy, kindly do so sufficiently in advance of the meeting date so that it will be received in time to be counted at the meeting.

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APPENDIX A

VALPEY-FISHER CORPORATION

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I.	PURPOSE

                The purposes of the Audit Committee shall be:

A.	To assist the Board in oversight of (1) the integrity of the financial statements of the Company; (2) the independent auditor’s qualifications and independence; (3) the performance of the Company’s independent auditors; and (4) compliance by the Company with legal and regulatory requirements; and

B.	To prepare the report for inclusion in the Company’s annual proxy statement in accordance with applicable law.

II.	STRUCTURE AND OPERATIONS

A.	Composition and Qualification

The Audit Committee shall be comprised of three or more members of the Board of Directors. The members of the Audit Committee shall meet the independence, experience and knowledge requirements of the American Stock Exchange, and the Sarbanes-Oxley Act of 2002 (the “Act”), as appropriate, including the rules and regulations promulgated by the Securities and Exchange Commission to implement the Act. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

B.	Appointment and Removal

The members of the Audit Committee shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. Vacancies shall be filled in a similar manner. Audit Committee members may be removed with or without cause by the majority vote of the directors then in office.

C.	Chairman

The Chairman shall be elected by the full Board of Directors. The Chairman will chair all regular sessions of the Committee and, in consultation with the other Committee members, set the agendas for Committee meetings. The Chairman shall ensure that such agendas are circulated to the other Committee members in advance of each meeting.

D.	Delegation to Subcommittees

The Audit Committee may form and delegate authority to subcommittees, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting. Any subcommittee shall consist of one or more members of the Audit Committee.

III.	MEETINGS

                The Audit Committee shall meet at least quarterly or more frequently as circumstances dictate. The Chairman of the Committee shall call meetings of the Audit Committee. A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

                The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

                The Audit Committee shall make reports to the Board of Director after each of its meetings, or as it deems necessary. The report to the Board of Directors may take the form of an oral or written report by the Chairman or any other member of the Audit Committee designated by the Audit Committee to make such report. The Audit Committee shall maintain minutes or other records of meeting and activities of the Audit Committee.

IV.	RESPONSIBILITIES AND DUTIES

                The functions listed below shall be principal activities of the Audit Committee in carrying out its responsibilities outlined in Section I of this Charter. However the Committee may carry out additional functions and adopt additional policies and procedure as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors related to its purposes as outlined in this Charter.

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The following are within the authority of the Audit Committee:

Independent Auditor

1.	Sole authority to appoint and terminate independent auditor and to approve in advance all audit engagement fees and terms.

2.	Inform the independent auditor that such firm shall report directly to the Audit Committee.

3.	Oversee the work of the independent auditor for the purpose of preparing or issuing an audit report or related work, including resolution of disagreements between management and the independent auditor regarding financial reporting.

4.	Review and approve in advance, in its sole discretion, all auditing services and permitted non-audit services, including fees and terms, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)B of the Exchange Act which are approved by the Audit Committee prior to completion of the audit.

5.	Review, at least annually, the qualifications, performance and independence of the independent auditors, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board of Directors of the Company. In conducting its review and evaluation, the Committee should:

(a)	Obtain and review a report by the independent auditor describing (i) the independent auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues, and (iii) to assess the auditor’s independence, all relationships between the independent auditor and the Company.

(b)	Evaluate the lead partner (having primary responsibility for the audit) of the independent audit team.

(c)	Ensure the rotation of the lead partner, the audit partner responsible for reviewing the audit, and other audit partners, as required by law, and consider whether there should be regular rotation of the audit firm itself.

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(d)	Obtain from the independent auditor assurance that (i) the independent auditor is not providing any prohibited non-audit services as provided in the Act and the rules implementing the Act, and (ii) that the independent auditor will be in compliance with the restrictions on audit partner compensation on a timely basis.

(e)	Take into account the opinions of management.

6.	Meet with the independent auditor prior to the audit to review the scope, planning and staffing of the audit.

Financial Reporting

7.	Discuss and review with management and the independent auditor the annual audited financial statements and quarterly financial statements, including disclosures made in Management’s Discussion and Analysis of Financial Condition and Results of Operations.

8.	Review and discuss with management and the independent auditor:

(a)	major issues regarding accounting principles and financial statement preparation, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

(b)	analyses prepared by the independent auditor and/or management setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements, including analysis of the effects of alternative generally accepted accounting principles methods on the financial statements of the Company.

9.	Prior to filing of the audit report with the Securities and Exchange Commission and more frequently as otherwise may be necessary or desirable and review and discuss reports from the independent auditors on:

(a)	All critical accounting policies and practices to be used.

(b)	All alternative treatments of financial information within generally accepted accounting principles related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

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10.	Make recommendations to the Board as to whether the audited financial statements should be included in the Company’s Form 10-K.

11.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

12.	Discuss with management and the independent auditor the effect on the Company’s financial statements of off-balance sheet arrangements including contractual obligations and contingent liabilities and commitments relating to off-balance sheet arrangements and regulatory and accounting initiatives.

13.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit and review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (b) management’s responses to such matters. Without excluding other possibilities, the Audit Committee may wish to review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were “passed”(as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement and (iii) any “management”or “ internalcontrol” letter issued, or proposed to be issued, by the independent auditor to the Company.

Compliance/General Responsibilities

14.	Obtain from the independent auditor assurance that there are no matters concerning which the Audit Committee needs to be informed by the independent auditor pursuant to Section 10A(b) of the Exchange Act.

15.	Review and make a decision whether to approve all related party transactions.

16.	Review and advise the Board with respect to the Company’s policies and procedures regarding compliance with the Company’s Code of Ethics for senior management. Obtain reports from management and the independent auditor concerning compliance with the Company’s Code of Ethics for senior management. The Audit Committee must affirmatively approve any waiver of the Company’s Code of Ethics for senior management for its chief executive officer, chief financial officer, or principal accounting officer, and any such waiver shall be promptly disclosed as required by law. Any such waiver shall be accompanied by appropriate controls designed to protect the Company.

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17.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in an audit of the Company.

18.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

19.	Review with the Company’s outside General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies and any material reports or inquiries received from regulators or government agencies.

Evaluation

20.	Review and evaluate the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Audit Committee.

21.	Review its own performance annually.

V.  COMMITTEE RESOURCES

                The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Audit Committee shall have the sole authority to approve the fees payable to such advisors and any other terms of retention, such fees to be borne by the Company.

VI.  LIMITATION OF AUDIT COMMITTEE’S ROLE

                While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

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APPENDIX B

VALPEY-FISHER CORPORATION

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

II.	PURPOSE

                The purposes of the Compensation Committee shall be:

A.	To discharge the Board’s responsibilities relating to compensation of the Company’s executives; and

B.	To prepare the report on executive compensation for inclusion in the Company’s annual proxy statement in accordance with applicable law.

II.	STRUCTURE AND OPERATIONS

B.	Composition and Qualification

The Compensation Committee shall be comprised of three members of the Board of Directors. The members of the Compensation Committee shall meet the independence requirements of the American Stock Exchange, as in effect from time to time.

C.	Appointment and Removal

The members of the Compensation Committee shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. Vacancies shall be filled in a similar manner. Compensation Committee members may be removed with or without cause by the majority vote of the directors then in office.

D.	Chairman

Unless the Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and, in consultation with the other Committee members, set the agendas for Committee meetings. The Chairman shall ensure that such agendas are circulated to the other Committee members in advance of each meeting.

III.	MEETINGS

                The Compensation Committee shall meet as often as its members deem necessary to perform the Committee’s responsibilities. The Chairman of the Committee shall call meetings of the Compensation Committee. A majority of the members of the Compensation Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

                The Compensation Committee shall make reports to the Board of Director after each of its meetings, or as it deems necessary. The report to the Board of Directors may take the form of an oral or written report by the Chairman or any other member of the Compensation Committee designated by the Compensation Committee to make such report. The Compensation Committee shall maintain minutes or other records of meeting and activities of the Compensation Committee.

IV.	RESPONSIBILITIES AND DUTIES

                The functions listed below shall be principal activities of the Compensation Committee in carrying out its responsibilities outlined in Section I of this Charter. However the Committee may carry out additional functions and adopt additional policies and procedure as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors related to its purposes as outlined in this Charter.

The following are within the authority of the Compensation Committee:

1.	Determine, or recommend to the Board for its determination, CEO compensation (the Company’s CEO may not be present at the meeting deliberations or voting on this subject).

2.	Determine, or recommend to the Board for its determination, non-CEO executive officer compensation (the Company’s CEO may be present at the meeting deliberations on this subject).

3.	Make recommendations to the Board with respect to incentive-compensation plans and equity-based plans, establish criteria for the granting of options to the Company’s officers and other employees, review and recommend the granting of options in accordance with such criteria, and administer the Company’s incentive-compensation plans and equity-based plans.

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Evaluation

4.	Review and evaluate the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Compensation Committee.

5.             Review its own performance annually.

V.	COMMITTEE RESOURCES

                The Compensation Committee shall have the authority, to the extent it deems necessary or appropriate, to retain advisors including compensation consultants to assist in evaluating CEO or senior executive compensation. The Compensation Committee shall have the sole authority to approve the fees payable to such advisors and any other terms of retention, such fees to be borne by the Company.

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APPENDIX C

VALPEY-FISHER CORPORATION

NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

III.	PURPOSE

                The purposes of the Nominating Committee shall be:

A.	Identify individuals qualified to become board members; and

B.	Select or recommend to the Board for its selection director nominees for the annual meeting of shareholders or for directorship vacancies to be filled by the Board of Directors.

II.	STRUCTURE AND OPERATIONS

C.	Composition and Qualification

The Nominating Committee shall be comprised of three members of the Board of Directors. The members of the Nominating Committee shall meet the independence requirements of the American Stock Exchange, as in effect from time to time.

D.	Appointment and Removal

The members of the Nominating Committee shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. Vacancies shall be filled in a similar manner. Nominating Committee members may be removed with or without cause by the majority vote of the directors then in office.

E.	Chairman

Unless the Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and, in consultation with the other Committee members, set the agendas for Committee meetings. The Chairman shall ensure that such agendas are circulated to the other Committee members in advance of each meeting.

III.	MEETINGS

                The Nominating Committee shall meet as often as its members deem necessary. The Chairman of the Committee shall call meetings of the Nominating Committee. A majority of the members of the Nominating Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

                The Nominating Committee shall make reports to the Board of Director after each of its meetings, or as it deems necessary. The report to the Board of Directors may take the form of an oral or written report by the Chairman or any other member of the Nominating Committee designated by the Nominating Committee to make such report. The Nominating Committee shall maintain minutes or other records of meetings and activities of the Nominating Committee.

IV.	RESPONSIBILITIES AND DUTIES

                The functions listed below shall be principal activities of the Nominating Committee in carrying out its responsibilities outlined in Section I of this Charter. However the Committee may carry out additional functions and adopt additional policies and procedure as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors related to its purposes as outlined in this Charter.

The following are within the authority of the Nominating Committee:

1.	Select or recommend to the Board for its selection, director nominations to be presented for shareholder approval at the annual meeting and to fill any vacancies.

2.	Recommend members of the Board of Directors to serve on the Committees of the Board.

3.	Review and evaluate the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Nominating Committee.

4.	Review its own performance annually.

V.	COMMITTEE RESOURCES

                The Nominating Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent advisors, including a search firm to identify director candidates. The Nominating Committee shall have the sole authority to approve the fees payable to such advisors and any other terms of retention, such fees to be borne by the Company.

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APPENDIX D

VALPEY-FISHER CORPORATION

2003 STOCK OPTION PLAN

AS AMENDED AS OF MARCH 24, 2004

1.             PURPOSE

                                The Plan is intended to expand and improve the profitability and prosperity of Valpey-Fisher Corporation for the benefit of its stockholders by permitting the Corporation to grant to officers and other key employees of, directors who are not employees of, and consultants and advisers to, the Corporation and its Subsidiaries, options to purchase shares of the Corporation’s Common Stock. These grants are intended to provide additional incentive to such persons by offering them a greater stake in the Corporation’s continued success. The Plan is also intended as a means of reinforcing the commonality of interest between the Corporation’s stockholders and such persons, and as an aid in attracting and retaining the services of individuals of outstanding and specialized skills.

2.             DEFINITIONS

                                For Plan purposes, except where the context otherwise indicates, the following terms shall have the meanings which follow:

                                (a)           “Agreement” shall mean a written instrument executed and delivered on behalf of the Corporation which specifies the terms and conditions of a Stock Option granted to a Participant.

                                (b)           “Beneficiary” shall mean the person or persons who may be designated by a Participant from time to time in writing to the Plan Administrator, to receive, if the Participant dies, any Option exercise rights held by the Participant.

                                (c)           “Board” shall mean the Board of Directors of the Corporation.

                                (d)           “Code” shall mean the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

                                (e)           “Common Stock” shall mean the Common Stock of the Corporation having a par value of $0.05 per share.

                                (f)            “Corporation” shall mean VALPEY-FISHER Corporation, a Maryland corporation.

                                (g)           “Employee” shall mean any person who is employed by the Corporation or any Subsidiary corporation.

                                (h)           “Exercise Price” shall mean the per share price for which a Participant upon exercise of a Stock Option may purchase a share of Common Stock.

                                (i)            “Fair Market Value” shall mean the value of a share of Common Stock to be determined by, and in accordance with procedures established by, the Plan Administrator. Such fair market value shall be deemed conclusive upon the determination of the Plan Administrator made in good faith. The preceding notwithstanding, so long as the Common Stock is listed on a national stock exchange, the “Fair Market Value” shall mean with respect to any given day, the mean between the highest and lowest reported sales prices of the Common Stock on the principal national stock exchange on which the Common Stock is listed, or if such exchange was closed on such day or if it was open but the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was traded on such exchange, as reported by a responsible reporting service.

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                                (j)            “Incentive Stock Option” shall mean a Stock Option which is intended to meet and comply with the terms and conditions for an “incentive stock option” as set forth in Section 422 of the Code, or any other form of tax qualified stock option which may be incorporated and defined in the Code as it may from time to time be amended.

                                (k)           “Non-Qualified Option” shall mean a Stock Option which does not meet the requirements of Section 422 of the Code or the terms of which provide that it will not be treated as an Incentive Stock Option.

                                (l)            “Participant” shall mean any person who is granted a Stock Option under the Plan.

                                (m)          “Plan” shall mean the VALPEY-FISHER Corporation 2003 Stock Option Plan as set forth herein and as amended from time to time.

                                (n)           “Plan Administrator” shall mean, as determined by the Board, either (i) the Board or (ii) a designated committee of the Board composed of two or more directors, each of whom, while serving as a member of the committee, shall be designated by the Board to administer the Plan and shall be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

                                (o)           “Stock Option” or “Option” shall mean a right to purchase a stated number of shares of Common Stock subject to such terms and conditions as are set forth in the Plan and an Agreement.

                                (p)           “Subsidiary corporation” or “Subsidiary” shall mean any corporation which is a “subsidiary corporation” of the Corporation as defined in Section 424(f) of the Code.

3.             ADMINISTRATION

                                (a)           The Plan Administrator shall administer the Plan and, accordingly, it shall have full power to grant Stock Options under the plan, to construe and interpret the Plan, and to establish rules and regulations and perform all other acts it believes reasonable and proper, including the authority to delegate responsibilities to others to assist in administering the Plan.

                                (b)           The determination of those eligible to receive Stock Options, and the amount, type and terms and conditions of each Stock Option shall rest in the sole discretion of the Plan Administrator, subject to the provisions of the Plan.

                                (c)           The Plan Administrator may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at the price, during the period and in accordance with any other terms or conditions specified by the Plan Administrator at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

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4.             COMMON STOCK LIMITS

                                The total number of shares of Common Stock which may be issued on exercise of Stock Options shall not exceed 200,000 shares, subject to adjustment in accordance with Paragraph 9 of the Plan. Shares issued under the Plan may be, in whole or in part, as determined by the Plan Administrator, authorized but unissued or treasury shares of Common Stock. If any Options granted under the Plan shall expire or terminate without having been exercised, the shares subject to such Options shall be added back to the number of shares of Common Stock which may be issued on exercise of Stock Options.

5.             ELIGIBILITY FOR PARTICIPATION

                                (a)           Consistent with Plan objectives, the following persons shall be eligible to become Participants in the Plan: officers and other key Employees, directors who are not Employees, and consultants and advisers to the Corporation or any Subsidiary corporation.

                                (b)           The foregoing subparagraph (a) notwithstanding, Incentive Stock Options shall be granted only to officers and other key Employees, and no Incentive Stock Options shall be granted to an Employee who owns more than 10% of the Common Stock determined in accordance with the provisions of Section 422(b)(6) of the Code, unless the Option meets the requirements of Section 422(c)(5) of the Code.

                                (c)           Options shall be granted to consultants and advisers only for bona fide services rendered other than in connection with the offer or sale of securities.

6.             STOCK OPTIONS – TERMS AND CONDITIONS

                                All Stock Options granted under the Plan shall be evidenced by Agreements which shall contain such provisions as shall be required by the Plan together with such other provisions as the Plan Administrator may prescribe, including the following provisions:

                                (a)           Price: The Plan Administrator shall establish the Exercise Price, provided, however, that in the case of an Incentive Stock Option the Exercise Price shall not be less than the Fair Market Value of a share of Common Stock on the date of the grant of the Option.

                                (b)           Period: The Plan Administrator shall establish the term of any Option awarded under the Plan, provided, however, that no Option shall be exercisable after the expiration of 10 years from the date of the grant of the Option.

                                (c)           Time of Exercise: The Plan Administrator shall establish the time or times at which an Option, or portion thereof, shall be exercisable. The Plan Administrator, subsequent to the grant of an Option, may accelerate the date or dates on which the Option may be exercisable.

                                (d)           Exercise: An Option, or portion thereof, shall be exercised by delivery or a written notice of exercise to the Corporation together with payment of the full purchase price of the shares as to which the Option is exercised (“Purchase Price”). Payment may be made:

                                                (i)            in United States dollars by good check, bank draft or money order payable to the order of the Corporation, or

                                                (ii)           at the discretion of the Plan Administrator by the transfer to the Corporation of shares of Common Stock owned by the Participant having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price or the portion thereof being so paid, or

                                                (iii)          at the discretion of the Plan Administrator and subject to any restrictions or conditions as it deems appropriate (including any restrictions as may be set forth in Rule 16b-3 under the Securities Exchange Act of 1934), by electing to have the Corporation withhold from the shares issuable upon exercise of the Option such number of shares of Common Stock as shall have an aggregate Fair Market Value on the date of exercise equal to the Purchase Price or the portion thereof being so paid, or

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                                                (iv)          at the discretion of the Plan Administrator by a combination of (i) and (ii) or (i) and (iii) above.

The Plan Administrator shall determine the procedures for the use of Common Stock in payment of the Purchase Price and may impose such limitations and prohibitions on such use as it deems appropriate.

                                (e)           Special Rules for Incentive Stock Options:  Notwithstanding any other provisions of the Plan, with respect to Incentive Stock Options granted under the Plan (in addition to any other provisions specifically made applicable to Incentive Stock Options), the following provisions will apply:

                                                (i)            To the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options (whether granted hereunder or pursuant to any other plan of the Corporation or a Subsidiary) are first exercisable by a Participant during any calendar year exceeds $100,000 (or such other limit as may be in effect from time to time under the Code), such Options shall be treated as Non-Qualified Options.

                                                (ii)           Any Participant who disposes of shares of Common Stock acquired on the exercise of an Incentive Stock Option by sale or exchange either (a) within two years after the date of the grant of the Option under which such shares were acquired or (b) within one year after the acquisition of such shares, shall notify the Corporation in writing of such disposition and of the amount realized upon such disposition promptly after the disposition.

7.             TERMINATION OF EMPLOYMENT

                                If a Participant holding an Option shall cease to be employed by (or in the case of a Participant who is not an Employee, shall cease to be engaged by or, in the case of a director who is not an Employee, shall cease to be a director of) the Corporation or any Subsidiary corporation by reason of death or any other reason other than voluntary quitting, discharge for cause or permanent and total disability as defined in Section 22(e)(3) of the Code (hereinafter called a “Disability”), as determined by the Plan Administrator, such Participant (or, if applicable, such Participant’s Beneficiary or legal representative) may, but only within the three months next succeeding such cessation, exercise such Option to the extent that such Participant would have been entitled to do so on the date of such cessation. If a Participant holding an Option voluntarily quits or is discharged for cause, such Option shall terminate on the date of cessation of employment or engagement.

8.             DISABILITY

                                If a Participant holding an Option shall cease to be employed by (or, in the case of a Participant who is not an Employee, shall cease to be engaged by or, in the case of a director who is not an Employee, shall cease to be a director of) the Corporation or any Subsidiary corporation by reason of a Disability, the Option shall be exercisable by such Participant or such Participant’s duly appointed guardian or other legal representative, to the extent that such Participant would have been entitled to do so on the date of such cessation, but only within one year following such cessation due to said Disability.

9.             ADJUSTMENTS

                                In the event of a recapitalization, stock split, stock combination, stock dividend, exchange of shares, or a change in the corporate structure or shares of the Corporation, or similar event, the Board of Directors upon recommendation of the Plan Administrator shall make appropriate adjustments in the kind or number of shares which may be issued upon exercise of Options and in the kind or number of shares issuable upon exercise of Options theretofore granted and in the exercise price of such options.

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10.          MERGER, CONSOLIDATION OR SALE OF ASSETS

                                If the Corporation shall be a party to a merger or consolidation or shall sell substantially all its assets, each outstanding Option shall pertain and apply to the securities and/or property which a holder of the number of shares of Common Stock subject to the Option immediately prior to such merger, consolidation, or sale of assets would be entitled to receive in such merger, consolidation or sale of assets.

11.          AMENDMENT AND TERMINATION OF PLAN

                                (a)           The Board, without further approval of the stockholders, may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interests of the Corporation; provided, however, that no such amendment shall be made, without approval of the stockholders, to the extent such approval is required by applicable law, regulation or rule, or which would:

                                                (i)            modify the eligibility requirements for participation in the Plan; or

                                                (ii)           increase the total number of shares of Common Stock which may be issued pursuant to Stock Options, except as is provided for in accordance with Paragraph 9 of the Plan.

                                (b)           No amendment, suspension or termination of this Plan shall, without the Participant’s consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to the Participant under the Plan.

                                (c)           The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments the Plan.

12.          GOVERNMENT AND OTHER REGULATIONS

                                The granting of Stock Options under the Plan and the obligation of the Corporation to issue or transfer and deliver shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules and orders which shall then be in effect.

13.          MISCELLANEOUS PROVISIONS

                                (a)           Rights to Continued Employment:   No person shall have any claim or right to be granted a Stock Option under the Plan, and the grant of an Option under the Plan shall not be construed as giving any Participant the right to be retained in the employ of the Corporation or any Subsidiary corporation (or to be otherwise retained in the case of a Participant who is not an Employee) and the Corporation expressly reserves the right at any time to dismiss a Participant with or without cause, free of any liability or any claim under the Plan, except as provided herein or in an Agreement.

                                (b)           Who Shall Exercise :   Except as provided by the Plan, an Incentive Stock Option shall be exercisable during the lifetime of the Participant to whom it is granted only by such Participant, and it may be exercised only if such Participant has been in the continuous employ of the Corporation or any Subsidiary corporation from the date of grant of the Option to the date of its exercise.

                                (c)           Non-Transferability:   No right or interest of any Participant in the Plan or an Agreement shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be liable for, or subject to, any lien, obligation or liability of such Participant; provided that in the discretion of the Plan Administrator a Non-Qualified Option may be made transferable and assignable on such terms and conditions as the Plan Administrator shall in its discretion determine.

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                                (d)           Withholding Taxes:   The Corporation may require a payment to cover applicable withholding for income and employment taxes in connection with a Stock Option.

                                (e)           Rights as Stockholder:   A Participant as such shall not have any of the rights or privileges of a holder of Common Stock until such time as shares of Common Stock are issued or are transferred to the Participant upon exercise of an Option.

                                (f)            Plan Expenses:   Any expenses of administering this Plan shall be borne by the Corporation.

                                (g)           Legal Considerations:   The Corporation shall not be required to issue, transfer or deliver shares of Common Stock upon exercise of Options until all applicable legal, listing or registration requirements, as determined by legal counsel, have been satisfied, and any necessary or appropriate written representations have been given by the Participant.

                                (h)           Other Plans:   Nothing contained herein shall prevent the Corporation from establishing other incentive and benefit plans in which Participants in the Plan may also participate.

                                (i)            No Warranty of Tax Effect:   Except as may be contained in any Agreement, no opinion shall be deemed to be expressed or warranties made as to the effect for federal, state or local tax purposes of any grants hereunder.

                                (j)            Construction of Plan:   The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Maryland.

14.          STOCKHOLDER APPROVAL – TERM OF PLAN

                                Upon approval by the stockholders of the Corporation, the Plan as amended shall become unconditionally effective as of May 6, 2004. No Option shall be granted after February 25, 2013, provided, however, that the Plan and all outstanding Options granted under the Plan prior to such date shall remain in effect until the applicable Options have expired. If the stockholders shall not approve the Plan, the Plan shall not be effective and any and all actions taken prior thereto shall be null and void or shall, if necessary, be deemed to have been fully rescinded.

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VALPEY FISHER CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING ON MAY 6, 2004

The undersigned appoints MICHAEL J. FERRANTINO and MICHAEL J. KROLL either one of whom is authorized to act singly, attornies and proxies with full power of substitution according to the number of shares of Commom Stock of Valpey Fisher Corporation (the "Company") which the undersigned may be entitled to vote and with all powers which the undersigned would possess if personally present at the Annual Meeting of its stockholders to be held on May 6, 2004  at the offices of the Company, 75 South Street, Hopkinton, Massachusetts  01748, and at any adjournment thereof, on matters properly coming before the Meeting.  Without otherwise limiting the general authorization hereby given, said attorneys and proxies are instructed to vote as follows on the proposals set forth on the reverse side and described in the Proxy Statement dated March 29, 2004.

The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement, both dated March 29, 2004

UNLESS OTHERWISE SPECIFIED IN THE SPACE PROVIDED, THE UNDERSIGNED'S VOTE IS TO BE CAST "FOR" THE ELECTION AS DIRECTORS OF THE PERSONS NAMED IN THE PROXY STATEMENT DATED MARCH 29, 2004 AND "FOR" APPROVAL OF THE AMENDMENT TO THE 2003 STOCK OPTION PLAN.

PLEASE VOTE, DATE AND SIGN REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

________________________	________________________
________________________	________________________
________________________	________________________

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒ Please mark
votes as in
this example.

Unless marked otherwise, this voting instruction and proxy card will be voted FOR Proposals 1, 2, 3 and 4.

A vote FOR items 1 and 2 is recommended by the Board of Directors.

1.	The election of seven directors. Nominees: (01) Mario Alosco, (02) Richard W. Anderson, (03) Michael J. Ferrantino, (04) Eli Fleisher, (05) Lawrence Holsberg, (06) John J. McArdle III, (07) Ted Valpey, Jr.,					2.	Approval of Amendment to the 2003 Stock Option Plan	FOR	AGAINST	ABSTAIN
								☐	☐	☐

		FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES

☐
For all nominees, except vote withheld as noted above

							MARK BOX AT RIGHT IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED ON THE REVERSE SIDE OF THIS CARD.				☐

Be sure to sign and date this Proxy

IMPORTANT:  In signing this Proxy, please sign your name or names in the Box at left in the exact form appearing on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. EACH JOINT TENANT SHOULD SIGN.

Signature: ________________________ Date: ___________ Signature: _______________________________ Date: __________